iShares®

iShares, Inc.

Supplement dated March 19, 2010

to the Prospectus dated January 1, 2010 (the “Prospectus”)

for the iShares MSCI Emerging Markets Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

Effective immediately, the following paragraph is inserted on page 16, after the second paragraph in the Creations and Redemptions section of the Prospectus:

“The portfolio of securities required for purchase of a Creation Unit (“Deposit Securities”) may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares (“Fund Securities”). The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond pro rata, to the extent practicable, to the securities held by the Fund.”

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-EEM-S2

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares, Inc.

Supplement dated March 19, 2010

to the Statement of Additional Information

dated January 1, 2010 (the “SAI”)

for the iShares MSCI Index Funds

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Effective immediately, the following paragraphs are inserted on page 62, replacing the first paragraph of the Fund Deposit section of the SAI:

“FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For the iShares MSCI Emerging Markets Index Fund, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares (“Fund Securities”). The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond pro rata, to the extent practicable, to the securities held by the Fund.

The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.”

Also, effective immediately, the following paragraph is inserted on page 64, replacing the last paragraph of the Issuance of a Creation Unit section of the SAI:

“In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Company reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company and the Company’s determination shall be final and binding.”

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.	IS-SAI-08-S2

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE